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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 20, 2001


                              GOODRICH CORPORATION
               (Exact Name of Registrant as Specified in Charter)






New York                           1-892                        34-0252680
(State or Other                 (Commission                    (IRS Employer
Jurisdiction of                 File Number)                 Identification No.)
Incorporation)

                              Four Coliseum Centre
                              2730 West Tyvola Road
                         Charlotte, North Carolina 28217
               (Address of Principal Executive Offices)(Zip Code)


       Registrant's telephone number, including area code: (704) 423-7000








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ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

         (a)      Financial Statements of Businesses Acquired.

                  None.

         (b)      Pro Forma Financial Information

                  None.

         (c)      Exhibits

                  Exhibit 99.1 Goodrich Corporation Press Release dated July 20, 2001 titled "Revised Goodrich Second Quarter Release Date".


ITEM 9.           REGULATION FD DISCLOSURE

         Goodrich Corporation has rescheduled the release of its second quarter 2001 financial results. Those results will be released on Monday, July 23, 2001 prior to the opening of the market. Goodrich will host a conference call for investors and security analysts to discuss the earnings announcement, which will be held at 10:00 a.m. Eastern time on July 23, 2001. Details regarding the means by which interested persons may listen to the conference call are set forth in the press release filed as Exhibit 99.1 hereto.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                GOODRICH CORPORATION
                                                (Registrant)


Date:  July 20, 2001                            By:  /s/ Kenneth L. Wagner
                                                     ---------------------------
                                                     Kenneth L. Wagner
                                                     Assistant Secretary




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